UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☒	Soliciting Material Under Rule 14a-12

PEPCO HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Filed by Pepco Holdings, Inc.

Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Pepco Holdings, Inc.

Commission File No.: 001-31403

On May 22, 2014, Pepco Holdings, Inc. began conducting presentations and handing out the following fact sheets to public utility commissions and their staff members, elected officials, customers, media and members of the community in its various service territories as set forth below.

Washington, D.C.

Exelon Corporation and Pepco Holdings Inc.

Combination to create leading mid-Atlantic electric and gas utility

About the Companies

Exelon Corporation		Pepco Holdings Inc.

Headquartered in Chicago, with utility headquarters also in Baltimore and Philadelphia, Exelon (NYSE: EXC) is the nation’s leading competitive energy provider. Its family of companies participates in every stage of the energy business, from generation to power sales to transmission and delivery, and include electric and gas utilities in Maryland and Pennsylvania, as well as Illinois.		Headquartered in Washington, D.C., with utility headquarters also in Delaware and New Jersey, Pepco Holdings Inc. (NYSE: POM) is one of the largest energy delivery companies in the mid-Atlantic, serving customers in the District of Columbia, New Jersey, Delaware and Maryland and through its subsidiaries.

2013 employees: 2013 customers: President and CEO: www.exeloncorp.com	26,000 7.8 million electric and gas Chris Crane	2013 employees: 2013 customers: Chairman, President and CEO: www.pepcoholdings.com	5,000 Nearly 2 million electric and gas Joe Rigby

About the Transaction

On April 30, 2014, Exelon and Pepco Holdings Inc. (PHI) announced an agreement to combine the companies. The combination brings together Exelon’s three top-performing electric and gas utilities – BGE, ComEd and PECO – and PHI’s electric and gas utilities – Pepco, Delmarva Power, and Atlantic City Electric.

•	Combined utility businesses will serve approximately 10 million customers.

•	Combined company will have approximately $26 billion in rate base.

•	Chris Crane will serve as president and CEO.

•	All-cash transaction offers $27.25/share of POM stock.

Combined utility service territory:

Pepco Service
Delmarva Power Service
Atlantic City Electric Co. Service
ComEd Service
PECO Energy Service
Baltimore Gas and Electric Co. Service

1 | Page

Customer Benefits

•	Aggregate $100 million – equivalent to approximately $50 per PHI utility customer – for a Customer Investment Fund to be utilized across the PHI utilities’ service territories as each public service commission deems appropriate for customer benefits, such as:

•	Rate credits

•	Assistance for low income customers

•	Energy efficiency measures

•	Commitment to further build upon significant reliability progress underway for Pepco, Delmarva Power, and Atlantic City Electric customers and exceed each jurisdiction’s service reliability standards.

•	Exelon commits to build upon Pepco Holdings’ strong track record of improving reliability at the three utilities or pay a penalty if performance goals are not met.

•	Backed by the strong reliability performance of the current Exelon utilities. ComEd and PECO are delivering first-quartile performance, and BGE’s reliability metrics have risen to their best-ever levels since BGE joined Exelon in 2012.

•	Joining a family of large urban utilities with distinguished emergency response capabilities will benefit the PHI utilities and their customers during major storms, while helping to reduce costs.

•	Pledge to maintain charitable contributions in the PHI utility service territories at their highest-ever level for at least 10 years – a total commitment of $50 million.

Strategic Rationale

•	Exelon’s and PHI’s utility businesses share geographic proximity and similar business models.

•	Employees will enjoy more opportunities as part of a company with more utilities and business lines.

•	Companies’ cultures are aligned, with a shared focus on operational excellence, environmental stewardship, customer service and support for the communities they serve.

Timeline and Approvals

•	The transaction has been approved by the boards of directors of Exelon and PHI. It requires the approvals of:

•	PHI stockholders

•	The Federal Energy Regulatory Commission

•	The public utility commissions of the District of Columbia, New Jersey, Delaware, Maryland and Virginia.

•	The transaction is subject to notification and reporting requirements under the Hart-Scott-Rodino Act and other customary closing conditions.

•	The companies anticipate closing in the second or third quarter of 2015.

For more information, contact:

Donna Cooper	Melissa Sherrod
Pepco	Exelon
202-872-2477	773-580-3089
dcooper@pepco.com	melissa.sherrod@comed.com

2 | Page

Delaware

Exelon Corporation and Pepco Holdings Inc.

Combination to create leading mid-Atlantic electric and gas utility

About the Companies

Exelon Corporation		Pepco Holdings Inc.

Headquartered in Chicago, with utility headquarters also in Baltimore and Philadelphia, Exelon (NYSE: EXC) is the nation’s leading competitive energy provider. Its family of companies participates in every stage of the energy business, from generation to power sales to transmission and delivery, and include electric and gas utilities in Maryland and Pennsylvania, as well as Illinois.		Headquartered in Washington, D.C., with utility headquarters also in Delaware and New Jersey, Pepco Holdings Inc. (NYSE: POM) is one of the largest energy delivery companies in the mid-Atlantic, serving customers in Delaware, Maryland, the District of Columbia and New Jersey through its subsidiaries.

2013 employees: 2013 customers: President and CEO: www.exeloncorp.com	26,000 7.8 million electric and gas Chris Crane	2013 employees: 2013 customers: Chairman, President and CEO: www.pepcoholdings.com	5,000 Nearly 2 million electric and gas Joe Rigby

About the Transaction

On April 30, 2014, Exelon and Pepco Holdings Inc. (PHI) announced an agreement to combine the companies. The combination brings together Exelon’s three top-performing electric and gas utilities – BGE, ComEd and PECO – and PHI’s electric and gas utilities –Delmarva Power, Pepco and Atlantic City Electric.

•	Combined utility businesses will serve approximately 10 million customers.

•	Combined company will have approximately $26 billion in rate base.

•	Chris Crane will serve as president and CEO.

•	All-cash transaction offers $27.25/share of POM stock.

Combined utility service territory:

Delmarva Power Service
Baltimore Gas and Electric Co. Service
ComEd Service
Atlantic City Electric Co. Service
PECO Energy Service
Pepco Service

1 | Page

Customer Benefits

•	Aggregate $100 million – equivalent to approximately $50 per PHI utility customer – for a Customer Investment Fund to be utilized across the PHI utilities’ service territories as each public service commission deems appropriate for customer benefits, such as:

•	Rate credits

•	Assistance for low income customers

•	Energy efficiency measures

•	Commitment to further build upon significant reliability progress underway for Delmarva Power, Pepco and Atlantic City Electric customers and exceed each jurisdiction’s service reliability standards.

•	Exelon commits to build upon Pepco Holdings’ strong track record of improving reliability at the three utilities or pay a penalty if performance goals are not met.

•	Backed by the strong reliability performance of the current Exelon utilities. ComEd and PECO are delivering first-quartile performance, and BGE’s reliability metrics have risen to their best-ever levels since BGE joined Exelon in 2012.

•	Joining a family of large urban utilities with distinguished emergency response capabilities will benefit the PHI utilities and their customers during major storms, while helping to reduce costs.

•	Pledge to maintain charitable contributions in the PHI utility service territories at their highest-ever level for at least 10 years – a total commitment of $50 million.

Strategic Rationale

•	Exelon’s and PHI’s utility businesses share geographic proximity and similar business models.

•	Employees will enjoy more opportunities as part of a company with more utilities and business lines.

•	Companies’ cultures are aligned, with a shared focus on operational excellence, environmental stewardship, customer service and support for the communities they serve.

Timeline and Approvals

•	The transaction has been approved by the boards of directors of Exelon and PHI. It requires the approvals of:

•	PHI stockholders

•	The Federal Energy Regulatory Commission

•	The public utility commissions of Delaware, the District of Columbia, Maryland, New Jersey and Virginia.

•	The transaction is subject to notification and reporting requirements under the Hart-Scott-Rodino Act and other customary closing conditions.

•	The companies anticipate closing in the second or third quarter of 2015.

For more information, contact:

Gary Stockbridge	Dick Webster
Delmarva Power	Exelon
302-454-5150	215-519-1632
gary.stockbridge@delmarva.com	dick.webster@peco-energy.com

2 | Page

Maryland

Exelon Corporation and Pepco Holdings Inc.

Combination to create leading mid-Atlantic electric and gas utility

About the Companies

Exelon Corporation		Pepco Holdings Inc.

Headquartered in Chicago, with utility headquarters also in Baltimore and Philadelphia, Exelon (NYSE: EXC) is the nation’s leading competitive energy provider. Its family of companies participates in every stage of the energy business, from generation to power sales to transmission and delivery, and include electric and gas utilities in Maryland and Pennsylvania, as well as Illinois.		Headquartered in Washington, D.C., with utility headquarters also in Delaware and New Jersey, Pepco Holdings Inc. (NYSE: POM) is one of the largest energy delivery companies in the mid-Atlantic, serving customers in Maryland, the District of Columbia, New Jersey and Delaware and through its subsidiaries.

2013 employees: 2013 customers: President and CEO: www.exeloncorp.com	26,000 7.8 million electric and gas Chris Crane	2013 employees: 2013 customers: Chairman, President and CEO: www.pepcoholdings.com	5,000 Nearly 2 million electric and gas Joe Rigby

About the Transaction

On April 30, 2014, Exelon and Pepco Holdings Inc. (PHI) announced an agreement to combine the companies. The combination brings together Exelon’s three top-performing electric and gas utilities – BGE, ComEd and PECO – and PHI’s electric and gas utilities –Pepco, Delmarva Power, and Atlantic City Electric.

•	Combined utility businesses will serve approximately 10 million customers.

•	Combined company will have approximately $26 billion in rate base.

•	Chris Crane will serve as president and CEO.

•	All-cash transaction offers $27.25/share of POM stock.

Combined utility service territory:

Pepco Service
Delmarva Power Service
Atlantic City Electric Co. Service
ComEd Service
PECO Energy Service
Baltimore Gas and Electric Co. Service

1 | Page

Customer Benefits

•	Aggregate $100 million – equivalent to approximately $50 per PHI utility customer – for a Customer Investment Fund to be utilized across the PHI utilities’ service territories as each public service commission deems appropriate for customer benefits, such as:

•	Rate credits

•	Assistance for low income customers

•	Energy efficiency measures

•	Commitment to further build upon significant reliability progress underway for Pepco, Delmarva Power, and Atlantic City Electric customers and exceed each jurisdiction’s service reliability standards.

•	Exelon commits to build upon Pepco Holdings’ strong track record of improving reliability at the three utilities or pay a penalty if performance goals are not met.

•	Backed by the strong reliability performance of the current Exelon utilities. ComEd and PECO are delivering first-quartile performance, and BGE’s reliability metrics have risen to their best-ever levels since BGE joined Exelon in 2012.

•	Joining a family of large urban utilities with distinguished emergency response capabilities will benefit the PHI utilities and their customers during major storms, while helping to reduce costs.

•	Pledge to maintain charitable contributions in the PHI utility service territories at their highest-ever level for at least 10 years – a total commitment of $50 million.

Strategic Rationale

•	Exelon’s and PHI’s utility businesses share geographic proximity and similar business models.

•	Employees will enjoy more opportunities as part of a company with more utilities and business lines.

•	Companies’ cultures are aligned, with a shared focus on operational excellence, environmental stewardship, customer service and support for the communities they serve.

Timeline and Approvals

•	The transaction has been approved by the boards of directors of Exelon and PHI. It requires the approvals of:

•	PHI stockholders

•	The Federal Energy Regulatory Commission

•	The public utility commissions of Maryland, New Jersey, Delaware, the District of Columbia and Virginia.

•	The transaction is subject to notification and reporting requirements under the Hart-Scott-Rodino Act and other customary closing conditions.

•	The companies anticipate closing in the second or third quarter of 2015.

For more information, contact:

Gary Stockbridge	Donna Cooper	Calvin Butler
Delmarva Power	Pepco	Exelon
302-454-5150	202-872-2477	410-470-3814
gary.stockbridge@delmarva.com	dcooper@pepco.com	calvin.butler@bge.com

2 | Page

New Jersey

Exelon Corporation and Pepco Holdings Inc.

Combination to create leading mid-Atlantic electric and gas utility

About the Companies

Exelon Corporation		Pepco Holdings Inc.

Headquartered in Chicago, with utility headquarters also in Baltimore and Philadelphia, Exelon (NYSE: EXC) is the nation’s leading competitive energy provider. Its family of companies participates in every stage of the energy business, from generation to power sales to transmission and delivery, and include electric and gas utilities in Maryland and Pennsylvania, as well as Illinois.		Headquartered in Washington, D.C., with utility headquarters also in Delaware and New Jersey, Pepco Holdings Inc. (NYSE: POM) is one of the largest energy delivery companies in the mid-Atlantic, serving customers in New Jersey, the District of Columbia, Delaware and Maryland and through its subsidiaries.

2013 employees: 2013 customers: President and CEO: www.exeloncorp.com	26,000 7.8 million electric and gas Chris Crane	2013 employees: 2013 customers: Chairman, President and CEO: www.pepcoholdings.com	5,000 Nearly 2 million electric and gas Joe Rigby

About the Transaction

On April 30, 2014, Exelon and Pepco Holdings Inc. (PHI) announced an agreement to combine the companies. The combination brings together Exelon’s three top-performing electric and gas utilities – BGE, ComEd and PECO – and PHI’s electric and gas utilities –Atlantic City Electric, Delmarva Power and Pepco.

•	Combined utility businesses will serve approximately 10 million customers.

•	Combined company will have approximately $26 billion in rate base.

•	Chris Crane will serve as president and CEO.

•	All-cash transaction offers $27.25/share of POM stock.

Combined utility service territory:

Delmarva Power Service
Baltimore Gas and Electric Co. Service
ComEd Service
Atlantic City Electric Co. Service
PECO Energy Service
Pepco Service

1 | Page

Customer Benefits

•	Aggregate $100 million – equivalent to approximately $50 per PHI utility customer – for a Customer Investment Fund to be utilized across the PHI utilities’ service territories as each public service commission deems appropriate for customer benefits, such as:

•	Rate credits

•	Assistance for low income customers

•	Energy efficiency measures

•	Commitment to further build upon significant reliability progress underway for Atlantic City Electric, Delmarva Power, and Pepco and customers and exceed each jurisdiction’s service reliability standards.

•	Exelon commits to build upon Pepco Holdings’ strong track record of improving reliability at the three utilities or pay a penalty if performance goals are not met.

•	Backed by the strong reliability performance of the current Exelon utilities. ComEd and PECO are delivering first-quartile performance, and BGE’s reliability metrics have risen to their best-ever levels since BGE joined Exelon in 2012.

•	Joining a family of large urban utilities with distinguished emergency response capabilities will benefit the PHI utilities and their customers during major storms, while helping to reduce costs.

•	Pledge to maintain charitable contributions in the PHI utility service territories at their highest-ever level for at least 10 years – a total commitment of $50 million.

Strategic Rationale

•	Exelon’s and PHI’s utility businesses share geographic proximity and similar business models.

•	Employees will enjoy more opportunities as part of a company with more utilities and business lines.

•	Companies’ cultures are aligned, with a shared focus on operational excellence, environmental stewardship, customer service and support for the communities they serve.

Timeline and Approvals

•	The transaction has been approved by the boards of directors of Exelon and PHI. It requires the approvals of:

•	PHI stockholders

•	The Federal Energy Regulatory Commission

•	The public utility commissions of New Jersey, Delaware, the District of Columbia Maryland and Virginia.

•	The transaction is subject to notification and reporting requirements under the Hart-Scott-Rodino Act and other customary closing conditions.

•	The companies anticipate closing in the second or third quarter of 2015.

For more information, contact:

Vince Maione	Amy Trojecki
Atlantic City Electric	Exelon
609-625-5864	609-625-5268 or 215-823-9104
vincent.maione@atlanticcityelectric.com	amy.trojecki@exeloncorp.com

2 | Page

*****

The following legends were located at the end of each of the foregoing fact sheets at such times as they were distributed.

Cautionary Statements Regarding Forward-Looking Information

Except for the historical information contained herein, certain of the matters discussed in this communication constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “might,” “will,” “should,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future”, “potential,” “intend,” “seek to,” “plan,” “assume,” “believe,” “target,” “forecast,” “goal,” “objective,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed merger, integration plans and expected synergies, the expected timing of completion of the transaction, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of Exelon Corporation (Exelon) and Pepco Holdings, Inc. (PHI), as applicable. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. For example, (1) PHI may be unable to obtain shareholder approval required for the merger; (2) the companies may be unable to obtain regulatory approvals required for the merger, or required regulatory approvals may delay the merger or cause the companies to abandon the merger; (3) conditions to the closing of the merger may not be satisfied; (4) an unsolicited offer of another company to acquire assets or capital stock of Exelon or PHI could interfere with the merger; (5) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (6) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (7) the merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (8) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (9) the businesses of the companies may suffer as a result of uncertainty surrounding the merger; (10) the companies may not realize the values expected to be obtained for properties expected or required to be sold; (11) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (12) the companies may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Discussions of some of these other important factors and assumptions are contained in Exelon’s and PHI’s respective filings with the Securities and Exchange Commission (SEC), and available at the SEC’s website at www.sec.gov, including: (1) Exelon’s 2013 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 22; (2) Exelon’s First Quarter 2014 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 15; (3) PHI’s 2013 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 15; and (4) PHI’s First Quarter 2014 Quarterly Report on Form 10-Q in (a) PART I, ITEM 1. Financial Statements, (b) PART I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) PART II, ITEM 1A. Risk Factors In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Neither Exelon nor PHI undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication. New factors emerge from time to time, and it is not possible for Exelon or PHI to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on Exelon’s or PHI’s respective businesses or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any specific factors that may be provided should not be construed as exhaustive.

Additional Information and Where to Find It

This communication does not constitute a solicitation of any vote or approval. PHI intends to file with the SEC and mail to its stockholders a proxy statement in connection with the proposed merger transaction. PHI URGES INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about Exelon, PHI and the proposed merger. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, a copy of PHI’s proxy statement (when it becomes available) may be obtained free of charge from Pepco Holdings, Inc., Corporate Secretary, 701 Ninth Street, N.W., Room 1300, Washington, D.C. 20068. Investors and security holders may also read and copy any reports, statements and other information filed by PHI with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Merger Solicitation

Exelon, PHI, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Exelon’s directors and executive officers is available in its proxy statement filed with the SEC on April 2, 2014 in connection with its 2014 annual meeting of stockholders, and information regarding PHI’s directors and executive officers is available in its proxy statement filed with the SEC on March 25, 2014 in connection with its 2014 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.